UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 6, 2026, Firefly Neuroscience, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor up to 666,667 units (each a “Unit” and, collectively, the “Units”), at a purchase price of $1.50 per Unit, for aggregate gross proceeds of up to $1,000,000. Each Unit consists of (i) one share (each a “Share” and, collectively, the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”); (ii) one common stock purchase warrant (the “150% Warrant”) to purchase one share of Common Stock over five (5) years at an exercise price of $1.88 per share; and (iii) one common stock purchase warrant (the “200% Warrant”, together with the 150% Warrant, the “Warrants”) to purchase one share of Common Stock over five (5) years at an exercise price of $2.50 per share. Shares of Common Stock issuable upon exercise of the Warrants are collectively referred to as the “Warrant Shares.” The Warrants include a beneficial ownership limitation, which provides that the Company shall not effect any exercise, and a holder shall not have the right to exercise any portion of the Warrants, to the extent that, after giving effect to such exercise, the holder (together with the holder’s affiliates) would beneficially own more than 4.99% or 9.99%, as applicable to such Investor, of the outstanding shares of Common Stock immediately after the issuance of the Common Stock issuable upon such exercise. The Warrants are not exercisable until the Company has obtained approval from its stockholders (“Shareholder Approval”) for the issuance of the Common Stock issuable upon exercise of the Warrants.

The Company is required to use commercially reasonable efforts to obtain Shareholder Approval within ninety (90) days following the date of the Purchase Agreement. In connection therewith, the Company will prepare and file a proxy statement or information statement with the Securities and Exchange Commission (the “SEC”) and hold a meeting of stockholders for the purpose of obtaining Shareholder Approval. The Company’s board of directors will recommend that stockholders vote in favor of the proposal. If Shareholder Approval is not obtained at the initial stockholder meeting, the Company is required to continue to use commercially reasonable efforts to obtain Shareholder Approval, including by holding additional stockholder meetings as necessary.

Pursuant to the Purchase Agreement, the Company has agreed to file a registration statement with the SEC on Form S-1 (or, if Form S-1 is not then available to the Company, on such other form as is then available) covering the resale of the Shares and the Warrant Shares issued pursuant to the Purchase Agreement (the “Registration Statement”), as soon as practicable and, in any event, on or before May 21, 2026. The Company will use its best efforts to cause the Registration Statement to become effective (i) within forty-five (45) calendar days after filing if the SEC does not review the Registration Statement, or (ii) within ninety (90) calendar days after filing if the SEC reviews the Registration Statement. The effectiveness of the Registration Statement is a condition to the closing of the offering (the “Closing”) under the Purchase Agreement.

The Closing is subject to certain conditions, including, among others the Registration Statement being effective and Shareholder Approval having been obtained. The Closing will take place remotely via the exchange of documents and signatures within five (5) days from the date of obtaining Shareholder Approval.

The Purchase Agreement may be terminated by the Investor upon written notice to the Company if Shareholder Approval has not been obtained within ninety (90) days following the date of the Purchase Agreement. In addition, the Investor may terminate the Purchase Agreement solely with respect to the Investor upon written notice to the Company if the closing price of the Common Stock on the Nasdaq Capital Market on the day Shareholder Approval is obtained is lower than $1.50 per share; provided, that the Investor must deliver such written notice of termination to the Company no later than two (2) trading days following the later of (i) receipt of notification that Shareholder Approval has been obtained and (ii) the Registration Statement having become (and remaining) effective, and the failure of the Investor to deliver such notice within such period shall constitute a waiver of such termination right.

The offer and sale of securities described above pursuant to the Purchase Agreement is being conducted as a private placement pursuant to and in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder for transactions not involving a public offering.

The foregoing summary of the terms and conditions of the Units, including the Warrants, and the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Warrants, copies or forms of which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities that may be issued by the Company to the Investor under the Purchase Agreement are being offered and sold by the Company in a transaction that is exempt from the registration requirements of the Securities Act in reliance on Rule 506 of Regulation D thereunder. In the Purchase Agreement, the Investor represents, among other things, that it qualifies as an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to the Investor under the Purchase Agreement have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 150% Common Stock Purchase Warrant
4.2	Form of 200% Common Stock Purchase Warrant
10.1	Securities Purchase Agreement between Firefly Neuroscience, Inc. and the Investor, dated May 6, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
	Name:	Greg Lipschitz
	Title:	Chief Executive Officer

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